Natera, Inc. Q1’2026 Earnings Presentation May 7, 2026

2 Not for reproduction or further distribution. This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage and our product costs, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, our strategies, our goals and general business and market conditions, are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners; we have incurred net losses since our inception and we anticipate that we will continue to incur net losses for the foreseeable future; our quarterly results may fluctuate from period to period; unless otherwise indicated, all financial data for the current and prior quarters are unaudited and subject to adjustment in connection with the completion of Natera’s quarterly and annual financial reporting processes; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; our products may not perform as expected; the results of our clinical studies may not support the use and reimbursement of our tests, particularly for microdeletions screening, and may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA- certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received; third- party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors; we could incur substantial costs and delays complying with governmental regulations; litigation and other regulatory or governmental proceedings, related to our intellectual property or the commercialization of our tests, are costly, time- consuming, could result in our obligation to pay material judgments or incur material settlement costs, and could limit our ability to commercialize our tests; and any inability to effectively protect our proprietary technology could harm our competitive position or our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward- looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera , Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 980-9190. Safe-harbor statement

3 Not for reproduction or further distribution. Q1’26 financial highlights 1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues. ● Revenue of $697M in Q1 2026 vs $502M in Q1 2025; year-over-year growth of ~39%. ● >1M total tests processed in Q1 2026 vs 855K in Q1 2025; year-over-year growth of ~19%. ● 249K clinical oncology tests in Q1 2026 vs 161K in Q1 2025; year-over-year growth of ~55%. Clinical oncology units grew 24K units over Q4 2025, a new record for sequential quarter growth. ● Gross margin1 of ~65% in Q1 2026 vs 63% in Q1 2025. ● Raising 2026 outlook, $120M increase in revenue at the midpoint ($2.74B-$2.82B); gross margin1 increased to 64%-66%.

4 Not for reproduction or further distribution. Exceeding 1M quarterly processed units for the first time 489K 1Q20 626K 736K 855K 1,014K Core Volume Drivers • Continued momentum across products • Record sequential growth for SignateraTM • Strong women’s health growth and significant interest in Fetal FocusTM • Organ health data driving volume ramp 489K 348K 235K 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26

Not for reproduction or further distribution. 5 ● Successful launch of Fetal Focus ● 21-genes associated with serious early onset medical conditions ● Significant interest from clinicians ● Approaching annualized run-rate of ~200K orders ● Excellent clinical performance, selected for SMFM oral plenary ● Data submitted for peer- reviewed publication WOMEN’S HEALTH Record quarter for Women’s Health, second fastest growth since 2019 Fetal Focus driving strong growth, supported by robust clinical evidence from the EXPAND trial

6 Not for reproduction or further distribution. Clinical MRD¹ volumes: record quarter of ~250K units 489K 1Q24 181K 202K 225K 249K • Fastest unit growth quarter at ~24K volume growth. • Acceleration seen across multiple tumor types. • Strong data readouts driving volume growth. 161K 145K 130K 2Q24 4Q24 2Q25 3Q25 4Q25 1Q26 118K 106K 1Q253Q24 Clinical MRD tests processed 1. Includes clinical volumes for both Signatera and Latitude.

ONCOLOGY

Recent data readouts, platform expansion and milestones

Sept/Oct	Nov/Dec	Jan/Feb	March/April
• ESMO: bladder data (IMvigor011 & CHECKMATE-274); CRC data (INTERCEPT) • 2nd uterine paper • Testicular paper • NEJM paper (MIBC)	• OncoEMR integration across >4,500 providers • Foresight acquisition • ASH: 7 orals in heme • SABCS: breast data from PALLAS, LEADER, patient reported outcomes (PRO) • CRC publication (CALGB/SWOG 80702)	• ASCO GI: ALTAIR oral in CRC • Papers in anal and rectal cancers • Latitude validation paper • SINERGY oral presentation in head & neck cancer • ASCO GU: 4 orals in bladder	• Breast cancer paper • ALPHA3 interim futility analysis

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8 Not for reproduction or further distribution. Total revenues: 39% growth over Q1 2025 1. Natera internal data as of 12/31/25. 2. Natera publicly reported data as of 2/26/26. $152M $242M $368M $502M $697M $194M 1Q22 1Q23 1Q241Q21 1Q25 1Q26 Total revenues: YoY Q1 trend• Strong ASP trends across women’s health, organ health and oncology. • Signatera revenues continue to ramp. ~39%

9 Not for reproduction or further distribution. Continued gross margin execution 489K 1Q24 2Q24 4Q24 2Q25 3Q25 4Q25 1Q261Q253Q24 Gross margins1,2 quarterly trend 1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues. 2. Non-GAAP gross margin percentage excluding true ups is computed as follows: GAAP revenues minus change in revenue estimate for tests delivered in prior periods that were fully collected minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues minus change in revenue estimate for tests delivered in prior periods that were fully collected. Change in revenue estimate for tests delivered in prior periods that were fully collected was $61.0M and $59.7M for 1Q26 and 4Q25, respectively. Gross margins1,2 at 64.7% despite ~2% transient impacts: • Foresight M&A stock-based comp • Transient COGS associated with volume growth acceleration in Q1 (increased receive/report ratio) • Continued sequential step up in ASPs • Efficient Signatera COGS 35% 40% 45% 50% 55% 60% 65% 70% 57% 59% 62% 63% 63% 63% 65% 65% 67% ~4% true up benefit ~4% true up benefit ~3% true up benefit ~3% true up benefit ~3% true up benefit ~3% true up benefit ~4% true up benefit ~3% true up benefit ~3% true up benefit

ONCOLOGY

3 datasets: Signatera may enable patients to avoid surgery

The power of an MRD-negative result and its impact on quality of life

Bladder Cancer

- RETAIN and INDIBLADE studies were presented at ASCO GU (Jan. 2026)
- **Key findings**: patients who tested Signatera-negative after neoadjuvant therapy had similar outcomes *without surgery* as those patients who did have surgery

Rectal Cancer

- Study in locally advanced rectal cancer published in *Cancers* (Jan. 2026)
- **Key findings**: patients who tested Signatera-negative after neoadjuvant therapy had excellent clinical outcomes *without surgery*

Breast Cancer

- Prospective study published in *Clinical Cancer Research* (March 2026)
- **Key findings**: women >70 who tested Signatera-negative remained free of distant progression *without surgery*

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ONCOLOGY

ALPHA3 trial in LBCL: positive interim futility analysis

Allogene Therapeutics' ALPHA3 trial highlights MRD analysis using Natera's phased variant technology

MRD clearance rate

At last assessment


58.3%
(n=7/12)
+41.6%
Absolute difference in MRD clearance
16.7%
(n=2/12)
Cema-cel Arm
Observation Arm

Median % change in plasma ctDNA levels

At Day 45 MRD assessment


+26.6%
Baseline
MRD reduction occurred rapidly following Cema-cel treatment
-97.7%
Cema-cel Arm
Observation Arm

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12 Not for reproduction or further distribution. 1. Initiating in mid-2026. Post-diagnosis + surgery and/or treatment, TOMR creates a new paradigm in cancer care Treatment on MRD (TOMR) • Novel MRD-guided treatment approach, leveraging the power of serial testing • Objective: to identify recurrence (or failure to clear) and treat on molecular relapse, while disease burden is lower • Significant interest from pharma and clinicians IMvigor011 Phase III bladder cancer trial, published in NEJM STELLAR-3161 Phase III pivotal trial in CRC ALPHA3 Phase II pivotal trial in LBCL DARE Phase II breast cancer trial if testing MRD-positive and scans are negative ctDNA negative Quantity of ctDNA MRD clearance as early efficacy readout R Novel treatment Control arm ONCOLOGY

ONCOLOGY

MRD-guided testing can drive significant healthcare savings

IMvigor011 in Bladder Cancer


IMvigor011: a Phase 3 trial of circulating tumour (ct)DNA-guided adjuvant atezolizumab vs placebo in muscle-invasive bladder cancer

47%
Of patients avoided therapy with excellent outcomes

~$196K
Estimated drug costs avoided per spared patient[1]

Health Economic Studies in CRC

blue california

21%
Reduction in healthcare costs for stage II patients[2]

Bupa

43%
Reduction in healthcare costs for stage II-III patients[3]

1. Based on internal estimates using publicly available information.
2. Dixit A, et al. How a personalized tumor-informed ctDNA assay can optimize patient-centered, value-based oncology care. Blue Cross Blue Shield National Summit. Oral Presentation 2022.
3. Mikropoulos C, Woodman TJ, Bogahalanda H, et al. *Direct cost of healthcare analysis of Signatera ctDNA testing in the adjuvant setting for a hypothetical cohort of stage II and stage III colorectal cancer (CRC) patients: a UK private payer perspective.* Presented at: European Society for Medical Oncology Gastrointestinal Cancers Congress (ESMO GI) 2025; Abstract 731.

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Not for reproduction or further distribution. 14 Highlights for this year’s upcoming ASCO annual meeting TOMR Multiple abstracts explore MRD-guided decision-making and its impact on patient/treatment selection Phased Variant Tech Analyses on the performance of Natera’s ulta-sensitive phased variant technology, focusing on lung cancer and lymphoma Real-World Data Multiple datasets showcase Natera’s RWD capabilities including a pan-cancer analysis of ~245K patients ONCOLOGY 35 oral and poster presentations demonstrate clinical leadership Pan-Cancer MRD Pan-cancer MRD meta-analysis assessing performance across multiple histologies in the adjuvant and surveillance settings

15 Not for reproduction or further distribution. 22 Peer-reviewed publications 84 Posters at medical meetings Neoadjuvant Adjuvant Surveillance • Key trials include SAFE-de • Key trials include DARE, MiRaDoR and TREAT ctDNA Metastatic Pipeline of high-impact prospective studies covering each care setting, including multiple interventional randomized controlled trials Investing >$250M in breast cancer clinical trials • Key trials include TEODOR and I-SPY 2 • Key trials include HEROES ONCOLOGY Significant investments in breast cancer research

Not for reproduction or further distribution. 16 Today Targeting 25-40K average-risk adults; 70 CRC cases, ~1,400 AA cases FIND CRC: FDA-enabling study First patient in: May 2025 Estimated enrollment reached for PMA cohort in Q3 2026 ONCOLOGY PMA Enrollment Complete FIND-CRC1: initiated in 2025, enrolling significantly ahead of schedule 1. NCT: NCT07046585 Q3 2026Q2 2026Q1 2026Q4 2025Q3 2025 0 10,000 20,000 30,000 40,000 FIND projected enrollment Enrollment by End of Quarter

Not for reproduction or further distribution. 17 Signatera Japan doubles addressable CRC population ● Unmet need: Japan has similar CRC diagnoses per year to the US ● CIRCULATE-JAPAN generated strong prospective outcomes data (GALAXY) ● Supportive clinical practice guidelines for MRD testing from JSMO and JSCO ● PMDA approval expected in 2026, with commercial launch by end of year ● Single national payor model with centralized testing expected to drive rapid adoption 150K+ Annual CRC incidence ONCOLOGY

18 Not for reproduction or further distribution. FY26 Q1 financial overview 1. Natera internal data as of 12/31/25. 2. Natera publicly reported data as of 2/26/26.1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues. 2. Cash and investments also include cash equivalents and restricted cash. ($ in millions, except for per share data) Balance sheet Mar 31, 2026 Dec 31, 2025 Change Q/Q Cash & investments2 $1,087.9 $1,076.1 $11.8 UBS line of credit $80.3 $80.3 $ — FY26 Q1 FY25 Q1 Change Y/Y Total revenues $696.6 $501.8 $194.8 Gross margin %1 64.7% 63.1% 159 bps R&D $210.7 $129.1 $81.6 SG&A $327.9 $266.9 $61.0 Net loss per diluted share ($0.60) ($0.50) ($0.10)

19 Not for reproduction or further distribution. Raising 2026 annual guidance 1. Natera internal data as of 12/31/25. 2. 1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues. ported data as of 2/26/26. Guide ($ millions) Original Current Key drivers Revenue $2,620-$2,700 $2,740-$2,820 Continued volume growth, conservative ASPs, strong oncology contribution Gross margin %1 63%-65% 64%-66% Building on Q1 progress for the balance of the year SG&A $1,125-$1,225 $1,125-$1,225 Commercial investments on track; incremental non-cash / non-recurring charges added to guide R&D $750-$850 $800-$900 Accelerating clinical trials, product investments Cash flow Positive Positive Reinvesting cash flows into operations to drive out year growth

The tests described have been developed and their performance characteristics determined by the CLIA-certified laboratory performing the test. The tests have not been cleared or approved by the US Food and Drug Administration (FDA). Although FDA is exercising enforcement discretion of premarket review and other FDA legal requirements for laboratory-developed tests in the US, certification of the laboratory is required under CLIA to ensure the quality and validity of the tests. CAP accredited, ISO 13485 certified, and CLIA certified. © 2026 Natera, Inc. All Rights Reserved.